SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Emerging Markets Fund

(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Supplement dated October 5, 2026 to the

Summary Prospectus and Prospectus,

each dated April 30, 2026, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Segall, Bryant & Hamill Emerging Markets Fund’s (the “Fund”) Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus for the Fund.

Effective October 5, 2026, the Fund is changing its broad-based securities market index from the MSCI ACWI ex-USA Investable Market Index to the MSCI Emerging Markets Investable Market Index. Accordingly, the third paragraph in the section titled “Bar Chart and Performance Tables” on page 5 in the Summary Prospectus and on page 24 in the Prospectus is deleted and replaced with the following:

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years (including performance of the Predecessor Funds, as described above), compare with those of the MSCI Emerging Markets Investable Market Index, a broad-based securities market index, and the MSCI Emerging Markets Index, an index more representative of the Fund’s investment universe. Effective October 5, 2026, the Fund changed its broad-based securities market index from the MSCI ACWI ex-USA Investable Market Index to the MSCI Emerging Markets Investable Market Index.

Additionally, the Average Annual Total Returns table on page 5 in the Summary Prospectus and on page 25 in the Prospectus is deleted and replaced with the following:

SBH Emerging Markets Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	35.15%	10.45%	10.42%
Return After Taxes on Distributions	34.42%	9.43%	9.49%
Return After Taxes on Distributions and Sale of Fund Shares	21.55%	8.16%	8.37%
Retail Class
Return Before Taxes	34.90%	10.26%	10.20%
MSCI Emerging Markets Index* (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%
MSCI Emerging Markets Investable Market Index** (reflects no deduction for fees, expenses or taxes)	31.38%	4.66%	8.37%
MSCI ACWI ex-USA Investable Market Index**,*** (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.37%

*	Additional Index.
**	Broad-Based Securities Market Index.
***	The MSCI Emerging Markets Investable Markets Index is replacing the MSCI ACWI ex-USA Investable Market Index as the Fund’s broad-based securities market index. The Adviser recommended the change to the Board because the MSCI Emerging Markets Investable Markets Index is more representative of the Fund’s investment universe.

Please retain this supplement with your Summary Prospectus and Prospectus.